LanzaTech Announces First Quarter 2024 Financial Results and Reiterates Full Year 2024 Outlook Achieved total revenue of $10.2 million for first quarter 2024 in-line with annual guidance and consistent with outlook of back-end weighted full year 2024 revenue Reiterating full year 2024 outlook including total revenue of $90 - $105 million Cash, restricted cash, and investments of $92.3 million at March 31, 2024 CHICAGO, IL (May 9, 2024) – LanzaTech Global, Inc. (Nasdaq: LNZA) (“LanzaTech” or the “Company”), the carbon recycling company transforming waste carbon into sustainable raw materials, today reported its financial and operating results for the first quarter 2024 and reiterated its previously issued financial outlook for full year 2024. “We delivered first quarter financial results in-line with our previously issued annual guidance, while achieving a key milestone with Project SECURE, showcasing our capacity for innovative, scalable carbon recycling solutions,” said Jennifer Holmgren, Board Chair and Chief Executive Officer of LanzaTech. “The robust growth in LanzaJet and the SAF market more broadly mirrors the rising demand for our waste-based ethanol, reflecting the expansion and impact of our commercial project pipeline, as well as the growing focus on and adoption of alternative aviation fuels. We're laying the groundwork for the emerging carbon economy, supported by our steadfast commitment and clear financial path forward, ensuring our efforts today shape a sustainable, deliberate future.” First Quarter 2024 Financial Results In the first quarter of 2024, revenue totaled $10.2 million, reflecting an increase of 6% compared to $9.6 million in the first quarter of 2023 and in-line with the Company’s previously issued guidance. The year- over-year growth in revenue reflects growth in the CarbonSmart and Joint Development Agreements & Contract Research businesses. Biorefining revenue declined year-over-year in the first quarter of 2024, as anticipated, to $5.0 million but saw strong contributions from engineering services revenue across projects in both early and advanced-stage engineering as well as from startup services associated with the ArcelorMittal facility in Belgium. Cost of revenues in the first quarter of 2024 totaled $6.8 million, driving gross profit of $3.5 million, up 87% year-over-year. Gross margin was 34% for the first quarter 2024, a 15 percentage point increase year- over year, reflecting a continued focus on revenue quality which drove a greater mix of high-margin engineering services and Joint Development Agreement work. Operating expenses declined 14% year-over-year in the first quarter of 2024, totaling $29.6 million. However, operating expenses increased quarter-on-quarter in the first quarter 2024 due to higher research and development and SG&A expenses driven by personnel costs and severance costs associated with the reorganization announced last quarter. Net loss totaled $(25.5) million for the first quarter of 2024, compared to a net loss of $(63.3) million in the prior year period. Adjusted EBITDA loss for the first quarter of 2024 increased quarter-on-quarter to $(22.1) million, with the increase primarily driven by the decline in revenue compared to the fourth quarter 2023. Operational Highlights • Project SECURE Selected by US Department of Energy to Receive up to $200 Million Investment – In March 2024, LanzaTech and its partner Technip Energies announced that they were selected by the U.S. Department of Energy (DOE) to begin award negotiations for up to a $200 million investment grant to fund the previously announced Project SECURE. Project SECURE will be sited in the US and aims to develop a transformational technology to produce sustainable ethylene from captured carbon dioxide (CO2) emissions at an ethylene cracker operating at a major petrochemical facility. We believe that Project SECURE offers an immediate and replicable solution to decarbonize ethylene production using existing infrastructure. This provides a signficant commercial opportunity for LanzaTech and Technip Energies to rapidly penetrate the ethylene market with this technology integration offering and capture a significant portion of this market, estimated to reach $200 billion annually, given our established licensing models. • Sustainable Aviation Fuel Momentum and Freedom Pines Fuels Facility Startup Initiation – LanzaJet’s 10 million gallon per year ethanol-to-sustainable aviation fuel (SAF) facility completed construction in January 2024 and is on track for production of fuel in the second quarter 2024. LanzaTech’s ethanol will be a critical feedstock for SAF, and when coupled with LanzaJet’s technology, enables production of SAF from a variety of waste inputs and residues, including municipal solid waste and e-fuels. • Project Development Pipeline Continues Expansion – The Company added 9 net new qualified project opportunities into the first phase and 1 net addition into the advanced engineering phase of its expanding development project pipeline during the first quarter of 2024. The Company also continues to expect that several projects currently in advanced engineering will achieve Final Investment Decision (FID) and move into the construction phase in the second half of 2024. The Company continues to progress towards full production capacity at IndianOil Corporation’s facility in India and ArcelorMittal’s facility in Belgium. The current total installed nameplate production capacity across the Company’s licensee’s operating fleet of 6 commercial projects is approximately 310,000 tons of ethanol per year. Organizational Streamlining Initiative The recently announced executive reorganization and streamlining initiative is well underway with most major changes across the executive team now complete and a company-wide review of corporate G&A savings opportunities completed. The associated cost savings initiatives are also well underway and on track to deliver the previously estimated full year cost reductions. Balance Sheet, Liquidity and Other Updates

As of March 31, 2024, LanzaTech had $92.3 million in total cash, restricted cash, and investments, compared to $121.4 million at the end of the fourth quarter 2023. Total cash burn in the first quarter of 2024 was $29.2 million, which was up quarter over quarter as a result of the lower revenue and also was materially impacted by a number of large annual payments, including 2023 incentive compensation, 2024 insurance premiums, and others that are expensed throughout the year but paid in the first quarter. Management continues to believe its current liquidity position provides adequate financial flexibility to execute on its near-term objectives and obligations. The Company will continue to opportunistically and patiently explore other strategic financing alternatives to ensure it is best positioned to achieve its long-term growth objectives. The Company filed with the SEC today a universal shelf registration statement on Form S-3 that includes a prospectus offering for an At-the-Market, or ATM, issuance for up to $100 million of the Company’s common shares which, subject to effectiveness, provides a tool to opportunistically leverage and access capital. “LanzaTech recently marked a significant milestone by passing the one-year anniversary of our business combination, which makes us eligible for Form S-3 filing,” said Geoff Trukenbrod, Chief Financial Officer of LanzaTech. “Earlier today, as part of normal course, we filed a universal shelf registration statement on Form S-3, including a new $100 million At-the-Market (ATM) facility. While we currently have sufficient liquidity to meet our near-term objectives and obligations, the Form S-3, once effective, helps us to maintain financial flexibility and agility over both the near and long-term. Although there are no immediate plans to utilize the ATM facility, once the Form S-3 is effective it equips us to efficiently and opportunistically capitalize on future opportunities as they arise, with a constant focus on accelerating LanzaTech’s growth and path to profitability.” Reiterating Full Year 2024 Financial and Operating Outlook The Company is reiterating its previously issued financial and operating outlook for the full year 2024. Management expects total revenue of $90 - $105 million and adjusted EBITDA of $(65) - $(55) million. The current outlook includes expected annual growth across all components of the business and at the midpoint, approximately 55% revenue growth over last year. The Company continues to expect its financial performance to be significantly back-end weighted to the second half of 2024. Conference Call Information LanzaTech will host a conference call today, May 9, 2024, at 8:30 A.M. EDT to review the Company's financial results, discuss recent events and conduct a question-and-answer session. The conference call may be accessed via a live webcast on a listen-only basis at https://ir.lanzatech.com/news-events/events- presentations. To participate in the live teleconference: Domestic callers: 1-800-445-7795 International callers: 1-785-424-1789 Conference ID: LANZA

A replay will be available shortly after the call and can be accessed by dialing: Domestic callers: 1-844-512-2921 International callers: 1-412-317-6671 Access ID: 11155736 The replay will be available until 11:59 PM EDT May 23, 2024. An archive of the webcast will be available shortly after the call on LanzaTech’s website at https://ir.lanzatech.com/ for twelve months following the call. About LanzaTech Global Inc. LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable raw materials for everyday products. Using its biorecycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. By partnering with companies across the global supply chain like ArcelorMittal, Zara, H&M Move, Coty, and On, LanzaTech is paving the way for a circular carbon economy. For more information about LanzaTech, visit https://lanzatech.com. Forward Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward- looking statements. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023 filed by LanzaTech with the SEC, and in future SEC filings. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward- looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non- GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation, interest income, net, stock-based compensation, change in fair value of warrant liabilities, change in fair value of SAFE liabilities, change in fair value of the FPA Put Option liability and Fixed Maturity Consideration, transaction costs on issuance of Forward Purchase Agreement, (loss) gain from equity method investees and other one-time costs related to the Business Combination and securities registration on Form S-4 and our registration statement on Form S-1. We monitor adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; (iii) excludes gain or losses on equity method investee; and (iv) excludes certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis, including adjusted

EBITDA, because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. LANZATECH GLOBAL INC. CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except share and per share data) As of March 31, 2024 December 31, 2023 Assets Current assets: Cash and cash equivalents $ 56,747 $ 75,585 Held-to-maturity investment securities 34,819 45,159 Trade and other receivables, net of allowance 10,689 11,157 Contract assets 29,159 28,238 Other current assets 15,490 12,561 Total current assets 146,904 172,700 Property, plant and equipment, net 22,613 22,823 Right-of-use assets 17,813 18,309 Equity method investment 6,354 7,066 Equity security investment 14,990 14,990 Other non-current assets 5,822 5,736 Total assets $ 214,496 $ 241,624 Liabilities and Shareholders’ Equity Current liabilities: Accounts payable $ 2,072 $ 4,060 Other accrued liabilities 6,187 7,316 Warrants 4,012 7,614 Contract liabilities 3,814 3,198 Accrued salaries and wages 5,110 5,468 Current lease liabilities 128 126 Total current liabilities 21,323 27,782 Non-current lease liabilities 19,329 19,816 Non-current contract liabilities 7,438 8,233 Fixed maturity consideration 7,604 7,228 FPA Put Option liability 50,192 37,523 Brookfield SAFE liability 15,475 25,150 Other long-term liabilities 1,319 1,421 Total liabilities 122,680 127,153

Shareholders’ Equity Common stock, $0.0001 par value; 400,000,000 and 400,000,000 shares authorized, 197,725,477 and 196,642,451 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively 19 19 Additional paid-in capital 946,771 943,960 Accumulated other comprehensive income 2,406 2,364 Accumulated deficit (857,380) (831,872) Total shareholders’ equity $ 91,816 $ 114,471 Total liabilities and shareholders' equity $ 214,496 $ 241,624 LANZATECH GLOBAL INC. CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands of U.S. dollars, except share and per share data) Three Months Ended March 31, 2024 2023 Revenue: Revenue from contracts with customers and grants $ 6,250 $ 7,585 Revenue from sales of CarbonSmart products 863 - Revenue from collaborative arrangements 2,223 1,088 Revenue from related party transactions 908 973 Total revenue 10,244 9,646 Cost and operating expenses: Cost of revenue from contracts with customers and grants (exclusive of depreciation shown below) (4,998) (7,342) Cost of revenue from sales of CarbonSmart products (exclusive of depreciation shown below) (919) - Cost of revenue from collaborative arrangements (exclusive of depreciation shown below) (796) (407) Cost of revenue from related party transactions (exclusive of depreciation shown below) (57) (41) Research and development expense (17,061) (16,286)

Depreciation expense (1,530) (1,257) Selling, general and administrative expense (11,037) (16,835) Total cost and operating expenses (36,398) (42,168) Loss from operations (26,154) (32,522) Other income (expense): Interest income, net 1,148 214 Other income (expense), net 179 (30,396) Total other income (expense), net 1,327 (30,182) Loss before income taxes (24,827) (62,704) Income tax expense Loss from equity method investees, net (681) (608) Net loss $ (25,508) $ (63,312) Other comprehensive loss: Foreign currency translation adjustments 42 (49) Comprehensive loss $ (25,466) $ (63,361) Unpaid cumulative dividends on preferred stock - (4,117) Net loss allocated to common shareholders $ (25,508) $ (67,429) Net loss per common share - basic and diluted $ (0.13) $ (0.58) Weighted-average number of common shares outstanding - basic and diluted 196,974,508 116,530,963

LANZATECH GLOBAL INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands of U.S. dollars) Three Months Ended March 31, 2024 2023 Cash Flows From Operating Activities: Net loss $ (25,508) $ (63,312) Adjustments to reconcile net loss to net cash used in operating activities: Share-based compensation expense 2,529 3,505 Gain on change in fair value of SAFE and warrant liabilities (13,277) (20,979) Loss on change in fair value of the FPA Put Option and the Fixed Maturity Consideration liabilities 13,045 51,109 Provision for losses on trade and other receivables - 800 Depreciation of property, plant and equipment 1,530 1,257 Amortization of discount on debt security investment (360) - Non-cash lease expense 496 532 Non-cash recognition of licensing revenue (641) (553) Loss from equity method investees, net 681 608 Net foreign exchange gain (224) (171) Changes in operating assets and liabilities: Accounts receivable, net 645 1,618 Contract assets (1,029) (408) Accrued interest on debt investment (177) - Other assets (3,012) (8,593) Accounts payable and accrued salaries and wages (2,207) 1,692 Contract liabilities 616 (60) Operating lease liabilities (485) (667) Other liabilities (911) (188) Net cash used in operating activities $ (28,289) $ (33,810) Cash Flows From Investing Activities: Purchase of property, plant and equipment (1,480) (1,367)

Purchase of debt securities - (49,103) Proceeds from maturity of debt securities 10,700 - Net cash provided by/ (used in) investing activities $ 9,220 $ (50,470) Cash Flows From Financing Activities: Proceeds from issue of equity instruments of the Company 234 746 Proceeds from the Business Combination and PIPE, net of transaction expenses (Note 3) - 213,381 Forward Puchase Agreement prepayment - (60,096) Repurchase of equity instruments of the Company (48) (7,650) Net cash provided by financing activities $ 186 $ 146,381 Net increase (decrease) in cash, cash equivalents and restricted cash (18,883) 62,101 Cash, cash equivalents and restricted cash at beginning of period 76,284 83,710 Effects of currency translation on cash, cash equivalents and restricted cash 48 (25) Cash, cash equivalents and restricted cash at end of period $ 57,449 $ 145,786 Supplemental disclosure of non-cash investing and financing activities: Acquisition of property, plant and equipment under accounts payable 141 234 Reclassification of capitalized costs related to the business combination to equity - 1,514 Cashless conversion of warrants on preferred shares - 5,890 Recognition of public and private warrant liabilities in the Business Combination - 4,624 Reclassification of AM SAFE warrant to equity - 1,800 Conversion of AM SAFE liability into common stock - 29,730 Conversion of Legacy LanzaTech NZ, Inc. preferred stock and in-kind dividend into common stock - 722,160

Reconciliation of GAAP Net Income to Adjusted EBITDA (In thousands of U.S. dollars) Three Months Ended March 31, 2024 2023 Net Loss $ (25,508) $ (63,312) Depreciation 1,530 1,257 Interest income, net (1,148) (214) Stock-based compensation expense and change in fair value of SAFE and warrant liabilities (1) (10,748) (17,474) Change in fair value of the FPA Put Option and Fixed Maturity Consideration liabilities 13,045 51,109 Transaction costs on issuance of Forward Purchase Agreement - 451 Loss from equity method investees, net 681 608 One-time costs related to the Business Combination, initial securities registration and non-recurring regulatory matters (2) - 4,062 Adjusted EBITDA $ (22,148) $ (23,513) # # # Contacts: Media Relations Contact - LanzaTech Kit McDonnell Director of Communications press@lanzatech.com Investor Relations Contact - LanzaTech Omar El-Sharkawy VP, Corporate Development LanzatechIR@icrinc.com